Effective May 1, 2011, Sun Capital Advisers LLC ("Sun Capital”) no longer serves as sub-adviser to the MFS Global Real Estate Fund. MFS has assumed responsibility for day-to-day management of the fund’s portfolio in its capacity as the fund's investment adviser.

Accordingly, effective May 1, 2011, the sub-section entitled “Principal Investment Strategies” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in U.S. and foreign real estate-related investments.

MFS normally invests the fund’s assets primarily in equity securities.

MFS generally focuses the fund’s investments in equity real estate investment trusts (“REITs”) as well as similar entities formed under the laws of non-U.S. countries, but may also invest in mortgage REITs, hybrid REITs and other U.S. and foreign real estate-related investments, including emerging market real estate-related investments.

MFS may invest the fund’s assets in real estate-related investments of any size.  However, issuers of real estate-related investments tend to be small-to-medium-sized.

MFS typically allocates the fund’s investments across various geographic areas, REIT managers and property types, but may from time to time focus the fund’s investments in any one or a few of these areas.

MFS may invest a relatively large percentage of the fund’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS selects investments for the fund by analyzing the fundamental and relative values of potential investments. Factors considered in selecting investments for the fund may include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments.

Effective May 1, 2011, the paragraph entitled “Investment Selection Risk” in the sub-section entitled "Principal Risks" under the main heading “Summary of Key Information” is restated in its entirety as follows:

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Effective May 1, 2011, the sub-section entitled “Investment Adviser” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Investment Adviser
MFS serves as the investment adviser for the fund.

Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Richard R. Gable	2009	Investment Officer of MFS

Effective May 1, 2011, the sub-section entitled “Principal Investment Strategies” under the main heading “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in U.S. and foreign real estate-related investments.

MFS normally invests the fund’s assets primarily in equity securities.

MFS generally focuses the fund’s investments in equity REITs as well as similar entities formed under the laws of non-U.S. countries, but may also invest in mortgage REITs, hybrid REITs and other U.S. and foreign real estate-related investments, including emerging market real estate-related investments.

MFS may invest the fund’s assets in real estate-related investments of any size.  However, issuers of real estate-related investments tend to be small-to-medium-sized.

MFS typically allocates the fund’s investments across various geographic areas, REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing and special use facilities, but may from time to time focus the fund’s investments in any one or a few of these areas.

MFS may invest a relatively large percentage of the fund’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS Global Real Estate Fund

MFS selects investments for the fund by analyzing the fundamental and relative values of potential investments. Factors considered in selecting investments for the fund may include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments.

Effective May 1, 2011, the paragraphs entitled “Geographic Concentration Risk”, "Non-Diversification Risk", and "Investment Selection Risk" in the sub-section entitled "Principal Risks" under the main heading “Investment Objective, Strategies, and Risks” are restated in their entirety as follows:

Geographic Concentration Risk: Because MFS may invest a relatively large percentage of the fund’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical or other conditions in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Non-Diversification Risk:  Because MFS may invest a relatively large percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Effective May 1, 2011, the first two paragraphs of the sub-section entitled "Other Investment Strategies and Risks" under the main heading “Investment Objective, Strategies, and Risks” are restated in their entirety as follows:

Other Investment Strategies and Risks
Active and Frequent Trading:  MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Strategy:  In response to adverse market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Effective May 1, 2011, the following is added as the second-to-last paragraph of the sub-section entitled “Investment Adviser” under the main heading “Management of the Fund”:

The fund may rely upon an exemptive order from the SEC that permits MFS, subject to the approval of the fund's Board of Trustees, without shareholder approval, to materially amend existing sub-advisory agreements or to enter into new sub-advisory agreements with sub-advisers that are not affiliated with MFS. The fund's initial shareholder has approved reliance by the fund on the exemptive order. Fund shareholders will be notified of any sub-adviser changes in the future. As of May 1, 2011, the fund did not employ any sub-advisers.

Effective May 1, 2011, the sub-section entitled “Sub-Investment Adviser” under the main heading “Management of the Fund” is hereby deleted in its entirety.

Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Richard R. Gable	Portfolio Manager	Employed in the investment area of MFS since May 2011; Employed in the investment area of Sun Life Financial from 1998 to 2011